UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2015 (April 23, 2015)

INFOR, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	333-183494-06	01-0924667
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

641 AVENUE OF THE AMERICAS

NEW YORK, NEW YORK 10011

(Address of principal executive offices) (Zip Code)

(646) 336-1700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Senior Notes due 2022

Additional Notes

On April 23, 2015 (the “Closing Date”), Infor (US), Inc. (the “Issuer”), a wholly owned subsidiary of Infor, Inc. (the “Company”), completed the issuance and sale of $600 million aggregate principal amount of its 6.500% Senior Notes due 2022 (the “Notes”) at an issue price of 102.250% plus accrued interest from April 1, 2015. The Notes were issued as additional notes pursuant to the indenture, dated as of April 1, 2015(the “Indenture”), by and among the Issuer, the Company, the other guarantors party thereto (together with the Company, the “Guarantors”) and Wilmington Trust, National Association, as trustee, governing the Issuer’s (i) 6.500% Senior Notes due 2022 (the “Existing Dollar Notes”) and (ii) 5.750% Senior Notes due 2022 (the “Existing Euro Notes,” and, together with the Existing Dollar Notes, the “Existing Notes”).

The Notes were issued in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended, to qualified institutional buyers in accordance with Rule 144A and to persons outside of the United States pursuant to Regulation S under the Securities Act (“Regulation S”). The Notes, together with the Existing Notes, are the general unsecured senior obligations of the Issuer and are guaranteed on a senior basis by the Company and the other Guarantors. The Notes will be treated as a single series with the Existing Dollar Notes, which together constitute a separate series from the Existing Euro Notes, and have the same terms as the Existing Dollar Notes. The Notes, together with the Existing Notes, will be treated as a single class for all purposes under the Indenture, including, without limitation, waivers, amendments, redemptions and offers to purchase. The aggregate principal amount of outstanding notes under this series is $1,630,000,000. Further, the Notes issued pursuant to Rule 144A have the same CUSIP number as the Existing Dollar Notes and the Notes issued pursuant to Regulation S are expected to have the same CUSIP number as the Existing Dollar Notes, except that such Notes issued pursuant to Regulation S will trade separately under a different CUSIP number until at least 40 days after the Closing Date and thereafter subject to the terms of the Indenture and the applicable procedures of the depositary, and are fungible for trading purposes with the Existing Dollar Notes.

Interest is payable on the Notes on each May 15 and November 15, commencing on November 15, 2015. The Issuer may redeem some or all of the Notes at any time prior to May 15, 2018, at a price equal to 100% of the principal amount of the Notes redeemed plus accrued and unpaid interest and additional interest, if any, plus a make-whole premium. On or after May 15, 2018, the Company may redeem some or all of the Notes at the redemption prices set forth in the Indenture. In addition, at any time prior to May 15, 2018, the Company may redeem up to 40% of the aggregate principal amount of the Notes, at a redemption price equal to 106.500% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to the redemption date, with the net cash proceeds of certain equity offerings. If the Issuer experiences certain change of control events, the Issuer will be required to repurchase all or part of the Notes at 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the repurchase date.

The Indenture contains covenants that, among other things, restrict the ability of the Issuer and the Company and the ability of certain of their subsidiaries to: incur, assume or guarantee additional indebtedness; pay dividends or redeem or repurchase capital stock; make other restricted payments; incur liens; redeem debt that is junior in right of payment to the Notes; sell or otherwise dispose of assets, including capital stock of subsidiaries; enter into certain mergers or consolidations; and enter into certain transactions with affiliates. These covenants are subject to a number of important exceptions and qualifications.

The Issuer intends to use the proceeds from the Notes to repay all of its outstanding $560 million 11 1⁄2% Senior Notes due 2018, including any redemption premiums thereon, to pay related transaction fees and expenses and for general corporate purposes.

The Notes and the related guarantees have not been registered under the Securities Act. Unless they are registered, the Notes and the related guarantees may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This current report on Form 8-K (this “Current Report”) is neither an offer to sell nor a solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Indenture, a copy of which is filed as Exhibit 4.1 hereto and the form of the Notes, a copy of which is filed as Exhibit 4.2 hereto, each of which is incorporated herein by reference.

Registration Rights Agreement

In connection with the sale of the Notes, the Issuer and the Guarantors entered into a Registration Rights Agreement, dated as of the Closing Date (the “Registration Rights Agreement”), with Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of itself and as representative of the several Initial Purchasers (as defined in the Registration Rights Agreement), with respect to the Notes. Under the Registration Rights Agreement, the Issuer and the Guarantors have agreed, with respect to the Notes, to file a registration statement with respect to an offer to exchange such Notes for a new issue of substantially identical notes no later than 365 days after the Closing Date. The Issuer and the Guarantors will use their commercially reasonably efforts to have the registration statement declared effective by the Securities and Exchange Commission (“SEC”) within 90 days after it is filed. The Issuer shall use its commercially reasonable efforts to consummate the exchange offer within 45 business days of its being declared effective by the SEC. The Issuer and the Guarantors may be required to provide a shelf registration statement to cover resale of the Notes under certain circumstances. If the foregoing obligations are not satisfied with respect to any series of Notes, the Issuer may be required to pay holders of the Notes of such series additional interest at a rate of 0.25% per annum of the principal amount thereof for 90 days immediately following the occurrence of any Registration Default (as defined in the Registration Rights Agreement). Thereafter, the amount of additional interest will increase by an additional 0.25% per annum of the principal amount thereof for each subsequent 90-day period up to a maximum amount of 0.50% per annum of the principal amount thereof until all Registration Defaults have been cured.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the complete terms of the form of the Registration Rights Agreement, a copy of which is filed as Exhibit 4.3 hereto, which is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 9.01. Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Indenture, dated as of April 1, 2015, among Infor (US), Inc., each of the guarantors party thereto and Wilmington Trust, National Association, as trustee (filed with Infor, Inc.’s Current Report on Form 8-K filed on April 6, 2015 (Reg. No. 333-183494) and incorporated herein by reference).

4.2	Form of 6.500% Senior Notes due 2022 (included as Exhibit A-1 to Exhibit 4.1).

4.3	Registration Rights Agreement, dated April 23, 2015, by and among Infor (US), Inc., the guarantors party thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of itself and as representative of the several initial purchasers named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFOR, INC.

Date: April 27, 2015	By:	/s/ Gregory M. Giangiordano
Gregory M. Giangiordano
President

INDEX TO EXHIBITS

Exhibit No.	Description

4.1	Indenture, dated as of April 1, 2015, among Infor (US), Inc., each of the guarantors party thereto and Wilmington Trust, National Association, as trustee (filed with Infor, Inc.’s Current Report on Form 8-K filed on April 6, 2015 (Reg. No. 333-183494) and incorporated herein by reference).

4.2	Form of 6.500% Senior Notes due 2022 (included as Exhibit A-1 to Exhibit 4.1).

4.3	Registration Rights Agreement, dated April 23, 2015, by and among Infor (US), Inc., the guarantors party thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of itself and as representative of the several initial purchasers named therein.